Exhibit 99.1

Agile Therapeutics Completes Pay-off of Debt and Remains Focused on Business Plan Execution

Elimination of Remaining Debt to Perceptive Advisors Leaves the Company’s Balance Sheet Debt Free

PRINCETON, N.J., March 13, 2024 (GLOBE NEWSWIRE) – Agile Therapeutics, Inc. (Nasdaq: AGRX) (“Agile” or the “Company”), a women's healthcare company, today announced that it has paid-off the remainder of its debt facility with Perceptive Advisors (“Perceptive”). This significant milestone completes the repayment schedule contemplated by the Loan Agreement between the Company and Perceptive, which originated in 2020 and ended as of March 11, 2024. The Company remains focused on growing Twirla® and advancing the Company’s business plan.

“Eliminating the entirety of our debt with Perceptive is a pivotal moment for us, signaling our readiness to embrace new opportunities while continuing to execute our business plan and grow Twirla,” said Agile Chief Executive Officer and Chairperson Al Altomari. “We believe this step will provide us with more flexibility on our balance sheet as we move forward.”

Altomari continued, “We’d like to thank our partners at Perceptive, who worked professionally, collaboratively and constructively with us to achieve this milestone during a challenging market environment for biotechnology.”

About Agile Therapeutics, Inc.

Agile Therapeutics is a women's healthcare company dedicated to fulfilling the unmet health needs of today’s women. Our product and product candidates are designed to provide women with contraceptive options that offer freedom from taking a daily pill, without committing to a longer-acting method. Our initial product, Twirla®, (levonorgestrel and ethinyl estradiol), a transdermal system, is a non-daily prescription contraceptive. Twirla is based on our proprietary transdermal patch technology, called Skinfusion®, which is designed to allow drug delivery through the skin. For more information, please visit the company website at www.agiletherapeutics.com. The Company may occasionally disseminate material, nonpublic information on the Company’s website and LinkedIn account.

Forward-Looking Statements

Certain information contained in this press release includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements regarding the Company’s ability to grow Twirla, advance its business plan, and flexibility on the Company’s balance sheet. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to our ability to raise enough capital to fund our operations in the near term and long term, including our ability to obtain funding through public or private equity offerings, debt financings or other sources, on terms acceptable to us or at all, our ability to come into compliance with the Nasdaq Capital Market listing requirements, the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including for a more detailed description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, please refer to our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this press release. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance.

Contact:

Matt Riley

Head of Investor Relations & Corporate Communications

mriley@agiletherapeutics.com